UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2015 (September 29, 2015)

CARDAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181719	45-4484428
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2800 Woodlawn Drive, Suite 129, Honolulu, Hawaii 96822

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (808) 457-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Cardax, Inc. (the “Company”) sold additional securities under separate subscription agreements, registration rights agreements and warrant purchase agreements (each, a “Purchase Agreement”), by and between the Company and investors (each a “Purchaser” and collectively, the “Purchasers”) pursuant to which the Company issued and sold to the Purchasers shares of the Company’s common stock (the “Common Stock”) and Class D Warrants and E Warrants (each, a “Warrant” and, collectively, the “Warrants”) to purchase shares of Common Stock. The form of each Purchase Agreement and the Warrants were attached as exhibits to the Company’s Current Report on Form 8-K on March 9, 2015.

In the calendar year through September 29, 2015, the Company sold an aggregate of 4,867,394 Units for an aggregate purchase price of $1,460,222. The Company last reported sales of its securities in its quarterly report as of June 30, 2015 on Form 10-Q, which was filed on August 11, 2015. From and after June 30, 2015 through September 29, 2015, the Company sold 1,116,665 Units, for an aggregate purchase price of $335,000. No placement agent or broker dealer was used or participated in any offering or sale of the Units.

The offering of the Units was made in a transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and the provisions of Regulation D or Regulation S that is promulgated under the Securities Act. The Company may continue to offer securities and may use a placement agent or broker dealer in any such offering.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation to purchase, any securities of the Company.

Under the terms of the Registration Rights Agreement, the Company has agreed to register the Common Stock issued in the Unit and the shares underlying the Warrants shortly after March 31, 2016 or, if earlier, in connection with any registration rights that may be granted by the Company in an offering of securities of $250,000 or more on or prior to March 31, 2016 (a “Qualified Financing”). The Subscription Agreement also includes “most favored nation” rights to the purchasers of the Units in the event the Company issues stock on terms more favorable to the purchaser in a Qualified Financing.

The foregoing summary of the Subscription Agreement, Registration Rights Agreement, and Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements.

On September 30, 2015, the Company issued shares of Common Stock, and granted options under its 2014 Equity Compensation Plan, as amended (the “Equity Compensation Plan”), to certain directors, officers, employees and service providers as payment of accrued and unpaid amounts owed to such persons, in accordance with the Company’s Current Report on Form 8-K dated July 7, 2015.

The total number of shares of Common Stock underlying the options issued was 713,653. The total number of shares of Common Stock issued was 147,058. The Company did not receive any cash proceeds from the issuance of the securities. The consideration received by the Company was payment or satisfaction of an accrued obligation of the Company.

All such shares of Common Stock and options under the Equity Compensation Plan were issued in transactions exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2).

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1(1)	Form of Registration Rights Agreement

10.2(1)	Form of Subscription Agreement

10.3(1)	Form of Class D Warrant

10.4(1)	Form of Class E Warrant

(1)	Filed as an exhibit to the Current Report on Form 8-K of the Company dated March 9, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2015

CARDAX, INC.

By:	/s/ David G. Watumull
David G. Watumull Chief Executive Officer and President

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